SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  June 28, 2006
                                  -------------
                Date of Report (Date of earliest event reported)


                        Factory Card & Party Outlet Corp.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                 333-21859                     36-3652087
-----------------------------    -------------              --------------------
(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)

                   2727 Diehl Road, Naperville, Illinois 60563
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (630) 579-2000
                                 --------------
                         (Registrant's telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.        Material Modification to Rights of Security Holders
                  ---------------------------------------------------

         On June 28, 2006, Factory Card & Party Outlet Corp. (the "Company") filed with the Delaware Secretary of State an amendment dated June 27, 2006 (the "Amendment") to the Amended and Restated Certificate of Incorporation of the Company.

         The Amendment eliminates the classification of the Company's Board of Directors and provides that, beginning with the Company's 2007 annual meeting of stockholders, all directors will be elected for one-year terms at each annual meeting.

         A copy of the Amendment, which is attached hereto as Exhibit 99.1, is incorporated by reference herein.

Item 8.01.        Other Events
                  ------------

         At the Company's annual meeting of stockholders held on June 27, 2006, the Company's stockholders approved: (1) the election of Mr. Richard E. George and Mr. Mone Anathan as directors for a one-year term; (2) the ratification of the appointment of Deloitte & Touche LLP as the independent auditors for the Company for the fiscal year ending February 3, 2007; and (3) the Amendment.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

(c) Exhibits.

    Exhibit
      No.                               Description
      ---                               -----------
      99.1 Amendment to Amended and Restated Certificate of Incorporation of Factory Card & Party Outlet Corp. dated June 27, 2006

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FACTORY CARD & PARTY OUTLET CORP.


                                           /s/ Gary W. Rada
                                           -------------------------------------
                                           Gary W. Rada
Dated:  June 28, 2006                      President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit
  No.                              Description
  ---                              -----------
  99.1 Amendment to Amended and Restated Certificate of Incorporation of Factory Card & Party Outlet Corp. dated June 27, 2006